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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion of our report included in this Form 8-K/A.



ANDERSEN, METZGER & COMPANY, P.C.

Warren, Ohio
March 16, 1999